UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 22, 2016

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 769-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Sale of Real Property

On February 22, 2016, Pro-Dex Sunfish Lake, LLC (“PDSL”), a wholly owned subsidiary of Pro-Dex, Inc., completed the sale of approximately 2.2 acres of land and an approximately 30,000 square foot building thereon located in the City of Ramsey, County of Anoka, State of Minnesota. The sale was made pursuant to a Receipt for Earnest Money Deposit and Real Estate Purchase Contract, as modified by an Addendum to Real Estate Purchase Contract (collectively, the “Purchase Contract”), between the Company and MO Real Estate LLC dated January 6, 2016, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 8, 2016. The Purchase Contract was subsequently amended pursuant to an Amendment to Real Estate Purchase Contract dated February 19, 2016 (the “Amendment”).

The aggregate sales price was $1,653,000, of which approximately $938,000 was paid in cash at closing to PDSL and approximately $503,000 was paid to Fortitude Income Funds, LLC (“Fortitude”), to repay in full PDSL’s obligation created by an existing mortgage loan from Fortitude that was secured by the land and building. In addition to broker fees of approximately $99,000, other ancillary fees of approximately $16,000 were withheld from the gross proceeds by the escrow agent upon the close. Finally, an amount of approximately $96,000 has been held by the escrow agent in an amount estimated to fully discharge a lien claim which encumbers the title, in the event PDSL fails to remove the claim from the certificate of title by February 28, 2017.

A copy of the Purchase Contract was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2016 and a copy of the Amendment is attached as an exhibit to this report. The above descriptions are qualified by reference to the complete text of the Purchase Contract and Amendment, provided that the representations and warranties contained in the Purchase Contract and Amendment are not intended for investors and the public to obtain factual information about the Company. Rather, investors and the public should look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 above concerning the sale of land and building located in the City of Ramsey, County of Anoka, State of Minnesota is hereby incorporated by reference into this Item 2.01.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Amendment to Real Estate Purchase Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016

Pro-Dex, Inc.

By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer